UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 16, 2004

Resource America, Inc.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-4408 (Commission File Number)	72-0654145 (IRS Employer Identification No.)

1845 Walnut Street, Suite 1000, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  215-546-5005

__________________________________________________________
(Former name or former address, if changed since last report)

Back to Contents

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

	(a)	Financial Statements of Businesses Acquired
The balance sheets of Spectrum Field Services, Inc. as of December 31, 2003 and 2002, the related statements of operations, comprehensive income (loss), changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2003 and the related notes, together with the report of the independent registered public accounting firm are attached to this report as Exhibit 99.1.

	(b)	Pro Forma Financial Information

The unaudited pro forma balance sheet of Resource America, Inc. as of March 31, 2004, the related statements of operations for the year ended September 30, 2003 and the six months ended March 31, 2004 and the related notes are attached to this report as Exhibit 99.2.

	(c)	Exhibits

		2.1	Securities Purchase Agreement dated June 10, 2004.(1)
		99.1	Financial Statements of Spectrum Field Services, Inc.
		99.2	Pro Forma Financial Statements.

______________________

(1)      Previously filed as an exhibit to this Form 8-K on August 2, 2004.

Back to Contents

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 7, 2004	Resource America, Inc.

By: /s/ Steven J. Kessler
Senior Vice President and CFO